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                                                                     EXHIBIT 4.1



                               THE MONY GROUP INC.

                                       TO

                            THE CHASE MANHATTAN BANK,
                                    TRUSTEE.

                              AMENDED AND RESTATED

                              SENIOR NOTE INDENTURE

                          DATED AS OF FEBRUARY 15, 2000


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                                TABLE OF CONTENTS

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................1
     SECTION 1.01          DEFINITIONS...................................................................1
         "Act"...........................................................................................2
         "Affiliate".....................................................................................2
         "Authenticating Agent"..........................................................................2
         "Board of Directors"............................................................................2
         "Board Resolution"..............................................................................2
         "Business Day"..................................................................................2
         "Certificate of a Firm of Independent Public Accountants".......................................2
         "Commission"....................................................................................2
         "Company".......................................................................................3
         "Company Request" or "Company Order"............................................................3
         "Corporate Trust Office"........................................................................3
         "Corporation"...................................................................................3
         "Covenant Defeasance"...........................................................................3
         "Defaulted Interest"............................................................................3
         "Defeasance"....................................................................................3
         "Depositary"....................................................................................3
         "Event of Default"..............................................................................3
         "Exchange Act"..................................................................................3
         "Expiration Date"...............................................................................3
         "Global Security"...............................................................................3
         "Holder"........................................................................................4
         "Indebtedness"..................................................................................4
         "Indenture".....................................................................................4
         "Interest",.....................................................................................4
         "Interest Payment Date".........................................................................4
         "Investment Company Act"........................................................................4
         "Notice of Default".............................................................................4
         "Maturity",.....................................................................................4
         "Officers' Certificate".........................................................................5
         "Opinion of Counsel"............................................................................5
         "Original Issue Discount Senior Note"...........................................................5
         "Outstanding"...................................................................................5
         "Paying Agent"..................................................................................6
         "Person"........................................................................................6
         "Place of Payment",.............................................................................6
         "Predecessor Security"..........................................................................6
         "Redemption Date"...............................................................................6
         "Redemption Price"..............................................................................6
         "Regular Record Date"...........................................................................6
         "Responsible Officer"...........................................................................6
         "Securities Act"................................................................................7




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
         "Security Register" and "Security Registrar"....................................................7
         "Senior Note"...................................................................................7
         "Special Record Date"...........................................................................7
         "Stated Maturity"...............................................................................7
         "Subsidiary"....................................................................................7
         "Trust Indenture Act"...........................................................................7
         "Trustee".......................................................................................7
         "U.S. Government Obligation"....................................................................7
         "Vice President",...............................................................................7
     SECTION 1.02          COMPLIANCE CERTIFICATES AND OPINIONS..........................................8
     SECTION 1.03          FORM OF DOCUMENTS DELIVERED TO TRUSTEE........................................8
     SECTION 1.04          ACTS OF HOLDERS...............................................................9
     SECTION 1.05          NOTICES, ETC., TO TRUSTEE AND COMPANY........................................11
     SECTION 1.06          NOTICE TO HOLDERS OF SENIOR NOTES; WAIVER....................................11
     SECTION 1.07          CONFLICT WITH TRUST INDENTURE ACT............................................12
     SECTION 1.08          EFFECT OF HEADINGS AND TABLE OF CONTENTS.....................................12
     SECTION 1.09          SUCCESSORS AND ASSIGNS.......................................................12
     SECTION 1.10          SEPARABILITY CLAUSE..........................................................12
     SECTION 1.11          BENEFITS OF INDENTURE........................................................12
     SECTION 1.12          GOVERNING LAW................................................................12
     SECTION 1.13          LEGAL HOLIDAYS...............................................................12

ARTICLE TWO.............................................................................................13
     SECTION 2.01          FORMS GENERALLY..............................................................13
     SECTION 2.02          FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION..............................13
     SECTION 2.03          SENIOR NOTES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.......................13

ARTICLE THREE THE SENIOR NOTES..........................................................................15
     SECTION 3.01          AMOUNT UNLIMITED; ISSUABLE IN SERIES.........................................15
     SECTION 3.02          EXECUTION, AUTHENTICATION, DELIVERY AND DATING...............................18
     SECTION 3.03          REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE..........................19
     SECTION 3.04          MUTILATED, DESTROYED, LOST AND STOLEN SENIOR NOTES...........................20
     SECTION 3.05          PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED...............................21
     SECTION 3.06          PERSONS DEEMED OWNERS........................................................22
     SECTION 3.07          CANCELLATION.................................................................23
     SECTION 3.08          COMPUTATION OF INTEREST......................................................23
     SECTION 3.09          TEMPORARY SENIOR NOTES.......................................................23

ARTICLE FOUR SATISFACTION AND DISCHARGE.................................................................24
     SECTION 4.01          SATISFACTION AND DISCHARGE OF INDENTURE......................................24


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
     SECTION 4.02          APPLICATION OF TRUST MONEY...................................................25

ARTICLE FIVE REMEDIES...................................................................................25
     SECTION 5.01          EVENTS OF DEFAULT............................................................25
     SECTION 5.02          ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT...........................27
     SECTION 5.03          COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE..............28
     SECTION 5.04          TRUSTEE MAY FILE PROOFS OF CLAIM.............................................28
     SECTION 5.05          TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SENIOR NOTES................29
     SECTION 5.06          APPLICATION OF MONEY COLLECTED...............................................30
     SECTION 5.07          LIMITATION ON SUITS..........................................................30
     SECTION 5.08          UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST....31
     SECTION 5.09          RESTORATION OF RIGHTS AND REMEDIES...........................................31
     SECTION 5.10          RIGHTS AND REMEDIES CUMULATIVE...............................................31
     SECTION 5.11          DELAY OR OMISSION NOT WAIVER.................................................31
     SECTION 5.12          CONTROL BY HOLDERS OF SENIOR NOTES...........................................32
     SECTION 5.13          WAIVER OF PAST DEFAULTS......................................................32
     SECTION 5.14          UNDERTAKING FOR COSTS........................................................32
     SECTION 5.15          WAIVER OF STAY OR EXTENSION LAWS.............................................33

ARTICLE SIX THE TRUSTEE.................................................................................33
     SECTION 6.01          CERTAIN DUTIES AND RESPONSIBILITIES..........................................33
     SECTION 6.02          NOTICE OF DEFAULTS...........................................................34
     SECTION 6.03          CERTAIN RIGHTS OF TRUSTEE....................................................34
     SECTION 6.04          NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SENIOR NOTES.....................36
     SECTION 6.05          MAY HOLD SENIOR NOTES........................................................36
     SECTION 6.06          MONEY HELD IN TRUST..........................................................36
     SECTION 6.07          COMPENSATION AND REIMBURSEMENT...............................................36
     SECTION 6.08          DISQUALIFICATION; CONFLICTING INTERESTS......................................37
     SECTION 6.09          CORPORATE TRUSTEE REQUIRED; ELIGIBILITY......................................37
     SECTION 6.10          RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR............................37
     SECTION 6.11          ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.......................................39
     SECTION 6.12          MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS..................40
     SECTION 6.13          PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY............................40
     SECTION 6.14          APPOINTMENT OF AUTHENTICATING AGENT..........................................41


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
ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................................42
     SECTION 7.01          COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS....................42
     SECTION 7.02          PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.......................43
     SECTION 7.03          REPORTS BY TRUSTEE...........................................................43
     SECTION 7.04          REPORTS BY COMPANY...........................................................43

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................................44
     SECTION 8.01          COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.........................44
     SECTION 8.02          SUCCESSOR CORPORATION SUBSTITUTED............................................45

ARTICLE NINE SUPPLEMENTAL INDENTURES....................................................................45
     SECTION 9.01          SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS...........................45
     SECTION 9.02          SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS..............................46
     SECTION 9.03          GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE..........................47
     SECTION 9.04          EXECUTION OF SUPPLEMENTAL INDENTURES.........................................47
     SECTION 9.05          EFFECT OF SUPPLEMENTAL INDENTURES............................................48
     SECTION 9.06          CONFORMITY WITH TRUST INDENTURE ACT..........................................48
     SECTION 9.07          REFERENCE IN SENIOR NOTES TO SUPPLEMENTAL INDENTURES.........................48

ARTICLE TEN COVENANTS...................................................................................48
     SECTION 10.01         PAYMENT OF PRINCIPAL AND INTEREST............................................48
     SECTION 10.02         MAINTENANCE OF OFFICE OR AGENCY..............................................48
     SECTION 10.03         MONEY FOR SENIOR NOTES PAYMENTS TO BE HELD IN TRUST..........................49
     SECTION 10.04         CORPORATE EXISTENCE..........................................................50
     SECTION 10.05         MAINTENANCE OF PROPERTIES....................................................50
     SECTION 10.06         PAYMENT OF TAXES AND OTHER CLAIMS............................................51
     SECTION 10.07         LIMITATION ON LIENS ON STOCK OF MONY LIFE INSURANCE COMPANY..................51
     SECTION 10.08         LIMITATIONS ON DISPOSITION OF STOCK OF MONY LIFE INSURANCE COMPANY...........52
     SECTION 10.09         STATEMENT AS TO COMPLIANCE...................................................52
     SECTION 10.10         WAIVER OF CERTAIN COVENANTS..................................................53

ARTICLE ELEVEN REDEMPTION OF SENIOR NOTES...............................................................53
     SECTION 11.01         APPLICABILITY OF ARTICLE.....................................................53


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
     SECTION 11.02         ELECTION TO REDEEM; NOTICE TO TRUSTEE........................................53
     SECTION 11.03         SELECTION BY TRUSTEE OF SENIOR NOTES TO BE REDEEMED..........................54
     SECTION 11.04         NOTICE OF REDEMPTION.........................................................54
     SECTION 11.05         DEPOSIT OF REDEMPTION PRICE..................................................55
     SECTION 11.06         SENIOR NOTES PAYABLE ON REDEMPTION DATE......................................55
     SECTION 11.07         SENIOR NOTES REDEEMED IN PART................................................56

ARTICLE TWELVE SINKING FUNDS............................................................................56
     SECTION 12.01         APPLICABILITY OF ARTICLE.....................................................56
     SECTION 12.02         SATISFACTION OF SINKING FUND PAYMENTS WITH SENIOR NOTES......................56
     SECTION 12.03         REDEMPTION OF SENIOR NOTES FOR SINKING FUND..................................57

ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE.....................................................57
     SECTION 13.01         COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.................57
     SECTION 13.02         DEFEASANCE AND DISCHARGE.....................................................57
     SECTION 13.03         COVENANT DEFEASANCE..........................................................58
     SECTION 13.04         CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE..............................58
     SECTION 13.05         DEPOSITED MONEY AND U.S. GOVERNMENT
                           OBLIGATIONS TO BE HELD IN TRUST;
                           MISCELLANEOUS PROVISIONS.....................................................60
     SECTION 13.06         REINSTATEMENT................................................................61

ARTICLE FOURTEEN MISCELLANEOUS PROVISIONS...............................................................61
     SECTION 14.01         NO RECOURSE AGAINST OTHERS...................................................61
     SECTION 14.02         ASSIGNMENT; BINDING EFFECT...................................................61



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                   AMENDED AND RESTATED SENIOR NOTE INDENTURE

                  THIS AMENDED AND RESTATED SENIOR NOTE INDENTURE is made as of February 15, 2000, between THE MONY GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1740 Broadway, New York, New York 10019, and The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at 450 West 33rd Street, New York, New York 10001, as Trustee (herein called the "Trustee").

                             W I T N E S S E T H:

                  WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior debentures, notes or other evidences of indebtedness (herein called the "Senior Notes"), to be issued in one or more series as in this Indenture provided; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  WHEREAS, this Indenture amends and restates in its entirety the indenture, dated January 11, 2000 between the Company and the Trustee.

                  NOW, THEREFORE, for and in consideration of the premises and the purchase of the Senior Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Senior Notes or of series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01      DEFINITIONS

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

                  "Act", when used with respect to any Holder of a Senior Note, has the meaning specified in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person or Persons authorized by the Trustee to authenticate one or more series of Senior Notes.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed, or (iii) a day on which the Trustee's Corporate Trust Office is closed for business.

                  "Certificate of a Firm of Independent Public Accountants" means a certificate signed by an independent public accountant or a firm of independent public accountants who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountant or firm shall be entitled to rely upon an Opinion of Counsel as to the interpretation of any legal matters relating to such certificate.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing



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

and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, New York City, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001.

                  "Corporation" includes corporations, partnerships, limited liability companies, joint stock companies, associations, companies and business trusts.

                  "Covenant Defeasance" has the meaning specific in Section
13.03.

                  "Defaulted Interest" has the meaning specified in Section
3.05.

                  "Defeasance" has the meaning specified in Section 13.02.

                  "Depositary" means, unless otherwise specified by the Company pursuant to either Section 2.03 or 3.01, with respect to Senior Notes of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 1.04.

                  "Global Security" means, with respect to any series of Senior Notes issued hereunder, a Senior Note that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction that includes all or part of the Senior Notes of any series and bears the legends as may be specified or contemplated by Section 3.01, all in accordance with Section 2.03 of this Indenture and any indenture supplemental hereto.


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

                  "Holder", when used with respect to any Senior Note, means the Person in whose name the Senior Note is registered in the Security Register.

                  "Indebtedness" of any Person means the principal of and premium, if any, and interest due on indebtedness of such Person, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed, and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (i) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (provided, however, that the deferred purchase price of any other business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created), and (iii) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party.

                  "Indenture" means the indenture dated January 11, 2000 between the Company and the Trustee as amended and restated by this instrument as executed or as it may from time to time be supplemented or further amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the particular series of Senior Notes established as contemplated by Section 3.01 and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any supplemental indentures.

                  "Interest", when used with respect to an Original Issue Discount Senior Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any series of Senior Notes, means the dates established for the payment of interest thereon, as provided in the supplemental indenture for such series.

                  "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Notice of Default" means a written notice of the kind specified in Section 5.01(4) or 5.01(5).

                  "Maturity", when used with respect to any Senior Note, means the date on which the principal of such Senior Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Original Issue Discount Senior Note" means any Senior Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

                  "Outstanding", when used with respect to Senior Notes, means, as of the date of determination, all Senior Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Senior Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Senior Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Senior Notes; provided that if such Senior Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Senior Notes as to which Defeasance has been effected pursuant to Section 13.02;

                  (iv) Senior Notes that have been paid or in exchange for or in lieu of which other Senior Notes have been authenticated and delivered pursuant to this Indenture, other than any such Senior Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Senior Notes are held by a protected purchaser in whose hands such Senior Notes are valid obligations of the Company; and

                  (v) Senior Notes, or portions thereof, converted into or exchanged for another security if the terms of such Senior Notes provide for such conversion or exchange;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Senior Notes of any series have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Senior Note which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to
Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Senior Note is not determinable, the principal amount of such Senior Notes which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, and (C) Senior Notes owned by the Company or any other obligor upon the Senior Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Senior Notes that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Senior Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Senior Notes and that the pledgee is not the Company or any other obligor upon the Senior Notes or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Senior Notes on behalf of the Company.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Senior Notes of any series, means the place or places where the principal of and any premium and interest on the Senior Notes of that series are payable as contemplated by
Section 3.01.

                  "Predecessor Security" of any particular Senior Note means every previous Senior Note evidencing all or a portion of the same debt as that evidenced by such particular Senior Note; and, for the purposes of this definition, any Senior Note authenticated and delivered under Section 3.04 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Senior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Senior Note.

                  "Redemption Date", when used with respect to any Senior Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Senior Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Senior Notes of any series means the date specified for that purpose as contemplated by Section 3.01, whether or not a Business Day.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.03.

                  "Senior Note" has the meaning stated in the first recital of this Indenture and more particularly means any Senior Notes authenticated and delivered under this Indenture.

                  "Special Record Date" for the payment of any Defaulted Interest on the Senior Notes of any series means a date fixed by the Trustee pursuant to Section 3.05.

                  "Stated Maturity", when used with respect to any Senior Note or any installment of principal thereof or interest thereon, means the date specified in such Senior Note as the fixed date on which the principal of such Senior Note or such installment of principal or interest is due and payable.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Senior Notes pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Senior Notes of any series shall mean the Trustee with respect to Senior Notes of that series.

                  "U.S. Government Obligation" has the meaning specified in
Section 13.04.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.02      COMPLIANCE CERTIFICATES AND OPINIONS

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03      FORM OF DOCUMENTS DELIVERED TO TRUSTEE

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04      ACTS OF HOLDERS

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The principal amount and serial numbers of Senior Notes held by any Person, and the date of holding the same, shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Senior Note shall bind every future Holder of the same Senior Note and the Holder of every Senior
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Senior Note.

                  (e) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Senior Notes of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Senior Notes of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Senior Notes of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Senior Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Senior Notes of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Senior Notes of the relevant series in the manner set forth in Section 1.06.

                  (g) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Senior Notes of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Senior Notes of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Senior Notes of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Senior Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Senior Notes of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Senior Notes of the relevant series in the manner set forth in
Section 1.06.

                  (h) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Senior Notes of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  (i) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Senior Note may do so with regard to all or any part of the principal amount of such Senior Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.05      NOTICES, ETC., TO TRUSTEE AND COMPANY

                  Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of a Senior Note or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary, at 1740 Broadway, New York, New York 10019, or at any other address previously furnished in writing to the Trustee by the Company, with a copy to the attention of Jonathan L. Freedman, Esq., at Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019.

SECTION 1.06      NOTICE TO HOLDERS OF SENIOR NOTES; WAIVER

                  Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Senior Notes of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Senior Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.07      CONFLICT WITH TRUST INDENTURE ACT

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08      EFFECT OF HEADINGS AND TABLE OF CONTENTS

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09      SUCCESSORS AND ASSIGNS

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10      SEPARABILITY CLAUSE

                  In case any provision in this Indenture or the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11      BENEFITS OF INDENTURE

                  Nothing in this Indenture or the Senior Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Senior Notes any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12      GOVERNING LAW

                  This Indenture and the Senior Notes shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 1.13      LEGAL HOLIDAYS

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Senior Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Senior Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO

SECTION 2.01      FORMS GENERALLY

                  The Senior Notes of each series shall be in substantially the form appended to the supplemental indenture authorizing such series, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Notes, as evidenced by their execution of the Senior Notes.

                  The Senior Notes of each series shall be issuable in registered form without coupons.

                  The definitive Senior Notes may be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Senior Notes, as evidenced by their execution of such Senior Notes.

SECTION 2.02      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  The form of the Trustee's Certificate of Authentication for a series of Senior Notes shall be in substantially the form appended to the supplemental indenture authorizing such series.

SECTION 2.03      SENIOR NOTES ISSUABLE IN THE FORM OF A GLOBAL SECURITY

                  (a) If the Company shall establish pursuant to Section 3.01 that the Senior Notes of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.02 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Senior Notes of such series to be represented by such Global Security or Securities,
(ii) may provide that the aggregate amount of Outstanding Senior Notes represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or

Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

                  (b) Notwithstanding any other provision of this Section 2.03 or of Section 3.03, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Senior Notes, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.03, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

                  (c) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Senior Notes for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Senior Notes of such series in exchange for such Global Security, will authenticate and deliver individual Senior Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (2) The Company may at any time and in its sole discretion determine that the Senior Notes of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Senior Notes of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Senior Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  (3) If specified by the Company pursuant to Section 3.01 with respect to Senior Notes issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Senior Notes of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,
(A) to each Person specified by such Depositary a new Senior Note or Notes of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (B) to such Depositary a new Global

Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Senior Notes delivered to Holders thereof.

                  (4) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Senior Notes in definitive form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Senior Notes, such Global Security shall be cancelled by the Trustee. Except as provided in the preceding paragraph, Senior Notes issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Senior Notes to the Persons in whose names the Senior Notes are registered.

                  (5) Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Senior Notes represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.02 with respect thereto. Subject to the provisions of Section 3.02, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.02 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Security shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                                  ARTICLE THREE

                                THE SENIOR NOTES

SECTION 3.01      AMOUNT UNLIMITED; ISSUABLE IN SERIES

                  The aggregate principal amount of Senior Notes which may be authenticated and delivered under this Indenture is unlimited.

                  The Senior Notes may be issued in one or more series. There may be established, pursuant to one or more indentures supplemental hereto, prior to the issuance of Senior Notes of any series,

                  (1) the title of the Senior Notes of the series (which shall distinguish the Senior Notes of the series from Senior Notes of all other series);

                  (2) any limit upon the aggregate principal amount of the Senior Notes of the series which may be authenticated and delivered under this Indenture (except for Senior Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Senior Notes of the series pursuant to Sections 2.03, 3.03, 3.04,

9.07 or 11.07 and except for any Senior Notes which, pursuant to Section 3.02, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom interest on a Senior Note of the series shall be payable if other than the Person in whose name that Senior Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Senior Notes of the series is payable;

                  (5) the rate or rates at which the Senior Notes of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on Senior Notes on any Interest Payment Date, the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months and whether the Company may extend the interest payment periods and, if so, the terms of any extension;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on Senior Notes of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Senior Notes of the series may be redeemed, in whole or in part, at the option of the Company or at the option of the Holder;

                  (8) the obligation, if any, of the Company to redeem or purchase Senior Notes of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Senior Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) any index or formula for determining the amount of principal or any premium or interest on any of the Senior Notes of the series and the manner of determining those amounts;

                  (10) the currency, currencies or currency units in which principal and any premium and interest on any of the Senior Notes of the series will be payable, if other than U.S. dollars, and the manner of determining the equivalent of those amounts in U.S. dollars for any purpose;

                  (11) if the principal of or any premium or interest on the Senior Notes of the series is payable, at the Company's option or the option of the Holder of the Senior Notes of such series, in one or more currencies or currency units other than those in which the Senior Notes of such series are stated to be payable, the currency, currencies or currency units in which the principal and any premium and interest on the Senior Notes of such series may be payable and the terms and conditions of the option;

                  (12) the denominations in which Senior Notes of the series shall be issuable;

                  (13) if the amount of payments of principal of (and premium, if any) or interest on the Senior Notes of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

                  (14) if other than the principal amount thereof, the portion of the principal amount of Senior Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company as provided herein pertaining to the Senior Notes of the series, and any change in the rights of the Trustee or Holders of such series to declare the principal amount due and payable pursuant to Section 5.02;

                  (16) any additions to the definitions currently set forth in this Indenture with respect to such series;

                  (17) whether the Senior Notes of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Senior Notes of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 2.03; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in Section 2.03;

                  (18) if the principal amount payable at the Stated Maturity of any Senior Notes of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Senior Notes as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (19) if applicable, that the Senior Notes of the series, in whole or any specified part, shall be defeasible pursuant to Section 13.02 or
Section 13.03 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Senior Notes shall be evidenced;

                  (20) any restriction or condition on the transferability of such Senior Notes; and

                  (21) any other terms of the series, which terms shall not be inconsistent with the provisions of this Indenture except as permitted by Article Nine.

All Senior Notes of any one series shall be substantially identical except as to the date or dates from which interest, if any, shall accrue and denomination and except as may otherwise be provided in the terms of such Senior Notes determined or established as provided above. All Senior Notes of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Senior Notes of such series.

SECTION 3.02      EXECUTION, AUTHENTICATION, DELIVERY AND DATING

                  The Senior Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Senior Notes may be manual or facsimile.

                  Senior Notes bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Notes or did not hold such offices at the date of such Senior Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Senior Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Senior Notes, and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Senior Notes. If all of the Senior Notes of any series are not to be issued at one time and if the supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Senior Notes and determining the terms of particular Senior Notes of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating Senior Notes hereunder, and accepting the additional responsibilities under this Indenture in relation to such Senior Notes, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                  (1)   an Opinion of Counsel, to the effect that:

                  (a) the form and terms of such Senior Notes or the manner of determining such terms have been established in conformity with the provisions of this Indenture; and

                  (b) such Senior Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, rehabilitation, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (2) an Officers' Certificate stating, to the best knowledge of each signer of such certificate, that no event which is, or after notice or lapse of time would become, an Event of Default with respect to any of the Senior Notes shall have occurred and be continuing.

                  The Trustee shall not be required to authenticate such Senior Notes if the issue of such Senior Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Senior Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  If all the Senior Notes of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officers' Certificate at the time of issuance of each such Senior Note, but such opinion and certificate shall be delivered at or before the time of issuance of the first Senior Note of such series to be issued.

                  Each Senior Note shall be dated the date of its authentication.

                  No Senior Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Senior Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Senior Note shall be conclusive evidence, and the only evidence, that such Senior Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Senior Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Senior Note to the Trustee for cancellation as provided in Section 3.07, for all purposes of this Indenture such Senior Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 3.03      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

                  The Company shall cause to be kept at the office of the security registrar designated pursuant to this Section 3.03 or Section 10.02 (the "Securities Registrar") a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Senior Notes and of transfers and exchanges of Senior Notes. The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Senior Notes and transfers and exchanges of Senior Notes as herein provided.

                  Subject to Section 2.03, upon surrender for registration of transfer of any Senior Note of any series at the office or agency maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Senior Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

                  Subject to Section 2.03, Senior Notes of any series may be exchanged, at the option of the Holder, for Senior Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Senior Notes to be exchanged at any such office or agency.

                  Whenever any Senior Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Senior Notes that the Holder making the exchange is entitled to receive.

                  All Senior Notes issued upon any registration of transfer or exchange of Senior Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Senior Notes surrendered upon such registration of transfer or exchange.

                  Every Senior Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Senior Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Notes, other than exchanges pursuant to Section 3.04, 3.09, 9.07 or 11.07 not involving any transfer.

                  If the Senior Notes of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(i) to issue, to register the transfer of or to exchange Senior Notes of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Senior Notes of that series called for redemption, or (ii) to issue, to register the transfer of or to exchange any Senior Notes so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 3.04      MUTILATED, DESTROYED, LOST AND STOLEN SENIOR NOTES

                  If any mutilated Senior Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Senior Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Senior Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Senior Note has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Senior Note, a new Senior Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Senior Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Senior Note, pay such Senior Note.

                  Upon the issuance of any new Senior Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Senior Note of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Senior Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Senior Note shall be at any time enforceable by anyone, and any such new Senior Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Senior Notes of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes.

SECTION 3.05      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED

                  Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Senior Notes, interest on any Senior Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Senior Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Senior Note of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Senior Notes of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Senior Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Senior Notes of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Senior Notes of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Senior Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Senior Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Note.

SECTION 3.06      PERSONS DEEMED OWNERS

                  Prior to due presentment of a Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.05) interest on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.07      CANCELLATION

                  All Senior Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Senior Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Senior Notes so delivered shall be cancelled by the Trustee. No Senior Notes shall be authenticated in lieu of or in exchange for any Senior Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Senior Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless the Company by Company Order shall otherwise direct.

SECTION 3.08      COMPUTATION OF INTEREST

                  Except as otherwise specified as contemplated by Section 3.01 for Senior Notes of any series, interest on the Senior Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 3.09      TEMPORARY SENIOR NOTES

                  Pending the preparation of definitive Senior Notes of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Senior Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Senior Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Senior Notes may determine, as evidenced by their execution of such Senior Notes.

                  If temporary Senior Notes of any series are issued, the Company will cause definitive Senior Notes of that series to be prepared without unreasonable delay. After the preparation of definitive Senior Notes of such series, the temporary Senior Notes of such series shall be exchangeable for definitive Senior Notes of such series upon surrender of the temporary Senior Notes of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Senior Notes of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Senior Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Senior Notes of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Senior Notes of such series and tenor.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 4.01      SATISFACTION AND DISCHARGE OF INDENTURE

                  This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Senior Notes herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)   either

                  (A) all Senior Notes theretofore authenticated and delivered (other than (i) Senior Notes that have been destroyed, lost or stolen and that have been replaced as provided for in Section 3.04 and (ii) Senior Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Senior Notes not theretofore delivered to the Trustee for cancellation

                  (i)   have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense of the Company,

                  and the Company, in the case of (B) above, has deposited or caused to be deposited with the Trustee as funds in trust for the purpose described above an amount sufficient to pay and discharge the entire indebtedness on such Senior Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of the Stated Maturity or Redemption Date, as the case may be, or if later, the date of payment;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

SECTION 4.02      APPLICATION OF TRUST MONEY

                  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Senior Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or an Affiliate acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

SECTION 5.01      EVENTS OF DEFAULT

                  "Event of Default", wherever used herein with respect to Senior Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Senior Note of that series when it becomes due and payable and continuance of such default for a period of thirty (30) days; or

                  (2) default in the payment of the principal of, (or premium, if any) on any Senior Note of that series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Senior Note of that series; or

                  (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Senior Notes other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Senior Notes of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Senior Note of any series other than that series) having an aggregate principal amount outstanding of at least $25 million, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company having an aggregate principal amount outstanding of at least $25 million, whether such indebtedness now exists or shall hereafter be created, which default (A) shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or (B) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without, in the case of clause (A), such indebtedness having been discharged or without, in the case of clause (B), such indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Senior Notes of that series a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (7) the commencement by the Company of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Senior Notes of that series in the supplemental indenture authorizing such series.

SECTION 5.02      ACCELERATION OF MATURITY; RESCISSION AND
                  ANNULMENT

                  If an Event of Default (other than an Event of Default specified in Section 5.01(6) or 5.01(7)) with respect to Senior Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Senior Notes of that series may declare the principal amount of all the Senior Notes of that series (or, if any Senior Notes of that series are Original Issue Discount Senior Notes, such portion of the principal amount of such Senior Notes as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 5.01(6) or 5.01(7) with respect to Senior Notes of any series at the time Outstanding occurs, the principal amount of all the Senior Notes of that series (or, if any Senior Notes of that series are Original Issue Discount Senior Notes, such portion of the principal amount of such Senior Notes as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Senior Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                        (A) all overdue interest on all Senior Notes of that series,

                        (B) the principal of (and premium, if any) any Senior Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Senior Notes,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Senior Notes, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under
Section 6.07; and

                  (2) all Events of Default with respect to Senior Notes of that series, other than the non-payment of the principal of Senior Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03      COLLECTION OF INDEBTEDNESS AND SUITS FOR
                  ENFORCEMENT BY TRUSTEE

                  The Company covenants that if an Event of Default occurs under
Section 5.01(1), (2) or (3) with respect to any Senior Notes the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Senior Notes, the whole amount then due and payable on such Senior Notes for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Senior Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 6.07.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Senior Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Senior Notes, wherever situated.

                  If an Event of Default with respect to Senior Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Senior Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04      TRUSTEE MAY FILE PROOFS OF CLAIM

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Senior Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Senior Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under
Section 6.07) and of the Holders of Senior Notes allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Senior Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Senior Notes, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Senior Note any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Senior Note in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or similar committee.

SECTION 5.05      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                  SENIOR NOTES

                  All rights of action and claims under this Indenture or the Senior Notes may be prosecuted and enforced by the Trustee without the possession of any of the Senior Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Senior Notes in respect of which such judgment has been recovered.

SECTION 5.06      APPLICATION OF MONEY COLLECTED

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Senior Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  To the payment of all amounts due the Trustee under
Section 6.07; and

                  Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Senior Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Senior Notes for principal (and premium, if any) and interest, respectively; and

                  Third: The balance, if any, to the Person or Persons entitled thereto.

SECTION 5.07      LIMITATION ON SUITS

                  No Holder of any Senior Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Senior Notes of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Senior Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Senior Notes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.08      UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                  PRINCIPAL, PREMIUM AND INTEREST

                  Notwithstanding any other provision in this Indenture, the Holder of any Senior Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.05) interest on such Senior Note on the due dates expressed in such Senior Note (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09      RESTORATION OF RIGHTS AND REMEDIES

                  If the Trustee or any Holder of a Senior Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Senior Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      RIGHTS AND REMEDIES CUMULATIVE

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes in the last paragraph of Section 3.04, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Senior Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      DELAY OR OMISSION NOT WAIVER

                  No delay or omission of the Trustee or of any Holder of any Senior Note to exercise any right or remedy upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Senior Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Senior Notes.





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

SECTION 5.12      CONTROL BY HOLDERS OF SENIOR NOTES

                  The Holders of not less than a majority in principal amount of the Outstanding Senior Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Senior Notes of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow such direction if a Responsible Officer of the Trustee shall, in good faith, determine that such proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

SECTION 5.13      WAIVER OF PAST DEFAULTS

                  Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of any series may, on behalf of the Holders of all the Senior Notes of such series, waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Senior Note of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Senior Note of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14      UNDERTAKING FOR COSTS

                  All parties to this Indenture agree, and each Holder of any Senior Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including



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

reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Senior Notes of any series, or to any suit instituted by any Holder of any Senior Note for the enforcement of the payment of the principal of (or premium, if any) or interest on any Senior Note on or after the Stated Maturity or Maturities expressed in such Senior Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15      WAIVER OF STAY OR EXTENSION LAWS

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE

SECTION 6.01      CERTAIN DUTIES AND RESPONSIBILITIES

            (a) Except during the continuance of an Event of Default with respect to Senior Notes of any series,

                  (1) the Trustee undertakes to perform, with respect to Senior Notes of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Senior Notes of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default with respect to Senior Notes of any series has occurred and is continuing, the Trustee shall exercise, with respect to Senior Notes of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Senior Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Senior Notes of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02      NOTICE OF DEFAULTS

                  If a default occurs hereunder with respect to Senior Notes of any series, the Trustee shall give the Holders of Senior Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Senior Note of such series or in the payment of any sinking fund installment with respect to Senior Notes of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Senior Notes of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(4) with respect to Senior Notes of such series, no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Senior Notes of such series.

SECTION 6.03      CERTAIN RIGHTS OF TRUSTEE

                  Subject to the provisions of Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and a resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Senior Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Senior Notes of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Senior Notes or by any Holder of such Senior Notes.

            (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 6.04      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
                  SENIOR NOTES

                  The recitals contained herein and in the Senior Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Senior Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Senior Notes or the proceeds thereof.

SECTION 6.05      MAY HOLD SENIOR NOTES

                  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Senior Notes and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.06      MONEY HELD IN TRUST

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.07      COMPENSATION AND REIMBURSEMENT

                  The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Senior Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Senior Notes.

                  This indemnification shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

SECTION 6.08      DISQUALIFICATION; CONFLICTING INTERESTS

                  If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Senior Notes of more than one series.

SECTION 6.09      CORPORATE TRUSTEE REQUIRED; ELIGIBILITY

                  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article and otherwise permitted by the Trust Indenture Act to act as Trustee under an Indenture qualified under the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

            (b) The Trustee may resign at any time with respect to the Senior Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Notes of such series.

            (c) The Trustee may be removed at any time with respect to the Senior Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes of such series delivered to the Trustee and to the Company.

            (d)  If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder of a Senior Note who has been a Holder of a Senior Note for at least six months, or

                  (2)   the Trustee shall cease to be eligible under Section
6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Senior Notes, or (ii) subject to Section 5.14, any Holder of a Senior Note who has been a bona fide Holder of a Senior Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Senior Notes and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Senior Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Senior Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Senior Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Senior Notes of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Senior Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 6.11, become the successor Trustee with respect to the Senior Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Senior Notes of any series shall have been so appointed by the Company or the Holders of Senior Notes and accepted appointment in the manner required by Section 6.11, any Holder of a Senior Note who has been a bona fide Holder of a Senior Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Notes of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Senior Notes of any series and each appointment of a successor Trustee with respect to the Senior Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of such series of Senior Notes as their names and addresses appear in the Security Register.

SECTION 6.11      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Senior Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Senior Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Senior Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Senior Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            (e)   Notwithstanding the replacement of the Trustee pursuant to
Section 6.10, the Company's obligations under Section 6.07 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

SECTION 6.12      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION
                  TO BUSINESS

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Senior Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Senior Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Senior Notes.

SECTION 6.13      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Senior Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14      APPOINTMENT OF AUTHENTICATING AGENT

                  At any time when any of the Senior Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Senior Notes that shall be authorized to act on behalf of the Trustee to authenticate Senior Notes of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.04, and Senior Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Senior Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Senior Notes, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  The provisions of Sections 3.06, 6.04 and 6.05 shall be applicable to each Authenticating Agent.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Senior Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Senior Notes of the series designated therein referred to in the within-mentioned Indenture.

                  The Chase Manhattan Bank
                  As Trustee

                  By:
                        -----------------------------------
                        As Authenticating Agent

                  By:
                        -----------------------------------
                        Authorized Signatory

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS

                  The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not later than June 1 and December 1, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Senior Notes as of the preceding May 15 or November 15, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of the most recent Regular Record Date;

provided, however, that no such list need be provided so long as the Trustee is the Security Registrar.

SECTION 7.02      PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS

            (a) The Trustee shall comply with the obligations imposed on it pursuant to Section 312 of the Trust Indenture Act.

            (b) Every Holder of Senior Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Senior Notes in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 7.03      REPORTS BY TRUSTEE

            (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Senior Notes pursuant to this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

            (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

            (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

SECTION 7.04      REPORTS BY COMPANY

                  The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Senior Notes, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 7.04 as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (4) notify the Trustee when and as the Senior Notes of any series become admitted to trading on any national securities exchange.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01      COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Senior Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transactions and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Senior Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02      SUCCESSOR CORPORATION SUBSTITUTED

                  Upon any consolidation by the Company with or merger by the Company into any Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Senior Notes.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 9.01      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS

                  Without the consent of any Holders of Senior Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Senior Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Senior Notes (and if such covenants are to be for the benefit of less than all series of Senior Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Senior Notes (and if such additional Events of Default are to be for the benefit of less than all series of Senior Notes, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Senior Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Senior Notes in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture with respect to one or more series of Senior Notes, provided that any such addition, change or elimination (A) shall neither (i) apply to any Senior Note of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Senior Note with respect to such provision or
(B) shall become effective only when there is no such Senior Note Outstanding;
or

                  (6)   to secure the Senior Notes; or

                  (7) to establish the form or terms of Senior Notes of any series as permitted by Sections 2.01 and 3.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make provisions with respect to matters or questions arising under this indenture, provided such action shall not adversely affect the interests of the Holders of Senior Notes of any series in any material respect; or

                  (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

SECTION 9.02      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Senior Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Senior Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Senior Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Senior Note or any other Senior Note which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change the coin or currency in which, any Senior Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Senior Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (3)   modify any of the provisions of this Section 9.02,
Section 5.13 or Section 10.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Senior Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Senior Note with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
Section 10.10, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(8).

SECTION 9.03      GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE

            (a) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Senior Notes, or which modifies the rights of the Holders of Senior Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Senior Notes of any other series.

            (b) It shall not be necessary for any Act of Holders of Senior Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or action shall approve the substance thereof.

SECTION 9.04      EXECUTION OF SUPPLEMENTAL INDENTURES

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, in addition to the documents required by Section 1.02, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 9.05      EFFECT OF SUPPLEMENTAL INDENTURES

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Senior Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.06      CONFORMITY WITH TRUST INDENTURE ACT

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.07      REFERENCE IN SENIOR NOTES TO SUPPLEMENTAL INDENTURES

                  Senior Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Senior Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Senior Notes of such series.

                                  ARTICLE TEN

                                    COVENANTS

SECTION 10.01     PAYMENT OF PRINCIPAL AND INTEREST

                  The Company covenants and agrees for the benefit of each series of Senior Notes that it will duly and punctually pay the principal of (and premium, if any) and interest on the Senior Notes of that series in accordance with the terms of the Senior Notes and this Indenture.

SECTION 10.02     MAINTENANCE OF OFFICE OR AGENCY

                  The Company or its Affiliate will maintain an office or agency where Senior Notes of each series may be presented or surrendered for payment, where Senior Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Senior Notes of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Senior Notes or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Senior Notes of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Senior Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Senior Notes of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03     MONEY FOR SENIOR NOTES PAYMENTS TO BE HELD IN TRUST

                  If the Company or one of its Affiliates shall at any time act as its own Paying Agent with respect to any series of Senior Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Senior Notes of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Senior Notes, it will, prior to each due date of the principal of (and premium, if any) or interest on any Senior Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Senior Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Senior Notes of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Senior Notes of that series) in the making of any payment of principal of (and premium, if any) or interest on the Senior Notes of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Senior Notes of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Senior Note of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Senior Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in New York City notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04     CORPORATE EXISTENCE

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.05     MAINTENANCE OF PROPERTIES

                  The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.06     PAYMENT OF TAXES AND OTHER CLAIMS

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.07     LIMITATION ON LIENS ON STOCK OF MONY LIFE INSURANCE COMPANY

                  The Company will not, and it will not permit any Subsidiary to, at any time directly or indirectly create, assume, incur or permit to exist any Indebtedness secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this Section referred to as a "lien") on the capital stock of MONY Life Insurance Company without making effective provision whereby the Senior Notes then Outstanding (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Senior Notes and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated or required, to provide such security) shall be equally and ratably secured with such secured Indebtedness so long as such other Indebtedness shall be secured. For purposes of this Section 10.07 only, "Indebtedness", in addition to those items specified in Section 1.01 hereof, shall include any obligation of, or any such obligation guaranteed by, any Person for the payment of amounts due under a swap agreement or other similar instrument or agreement or foreign currency hedge exchange or similar instrument or agreement.

                  If the Company shall hereafter be required to secure the Senior Notes equally and ratably with any other Indebtedness pursuant to this Section, (i) the Company will promptly deliver to the Trustee an Officers' Certificate stating that the foregoing covenant has been complied with, and an Opinion of Counsel stating that in the opinion of such counsel the foregoing covenant has been complied with and that any instruments executed by the Company or any Subsidiary in the performance of the foregoing covenant comply with the requirements of the foregoing covenant and (ii) the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce the rights of the Holders of the Senior Notes so secured.

SECTION 10.08     LIMITATIONS ON DISPOSITION OF STOCK OF MONY LIFE
                  INSURANCE COMPANY

                  Except in a transaction governed by Article Eight hereof, so long as Senior Notes of any series are Outstanding, the Company will not issue, sell, transfer or otherwise dispose of any shares of, securities convertible into or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind, except as required by law or in the event of non-payment of dividends) of MONY Life Insurance Company, except to a wholly-owned subsidiary of the Company, nor will it permit MONY Life Insurance Company to issue (other than to the Company or to a wholly-owned subsidiary of the Company) any shares (other than directors' qualifying shares) of, or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind) of MONY Life Insurance Company if, after giving effect to any such transaction and the issuances of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, the Company would own, directly or indirectly, less than 80% of the shares of MONY Life Insurance Company (other than preferred stock having no voting rights of any kind, except as required by law or in the event of non-payment of dividends); provided, however, that (i) any issuance, sale, transfer or other disposition permitted by the foregoing may only be made for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith, and (ii) the foregoing shall not prohibit any such issuance or disposition of securities if required by any law or any regulation or order of any court or governmental or insurance regulatory authority. Notwithstanding the foregoing, (i) the Company may merge or consolidate MONY Life Insurance Company into or with another Subsidiary and (ii) the Company may, subject to the provisions of Article Eight, sell, transfer or otherwise dispose of the entire capital stock of MONY Life Insurance Company at one time for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith.

SECTION 10.09     STATEMENT AS TO COMPLIANCE

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 1.02, signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 10.09, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  (b) The Company shall deliver to the Trustee, within five days after the occurrence thereof, written notice of any Event of Default and any event which after notice or lapse of time or both would become an Event of Default pursuant to Section 5.01.

SECTION 10.10     WAIVER OF CERTAIN COVENANTS

                  Except as otherwise specified as contemplated by Section 3.01 for Senior Notes of such series, the Company may, with respect to the Senior Notes of a series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(15) (relating to covenants of the Company), 9.01(2) or 9.01(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Senior Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                           REDEMPTION OF SENIOR NOTES

SECTION 11.01     APPLICABILITY OF ARTICLE

                  Senior Notes of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Senior Notes of any series) in accordance with this Article.

SECTION 11.02     ELECTION TO REDEEM; NOTICE TO TRUSTEE

                  The election of the Company to redeem any Senior Notes shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such series. In case of any redemption at the election of the Company of all of the Senior Notes of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Senior Notes of any series (including any such redemption affecting only a single Senior Note), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Senior Notes of such series to be redeemed. In the case of any redemption of Senior Notes (i) prior to the expiration of any restriction on such redemption provided in the terms of such Senior Notes or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Senior Notes, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.




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

SECTION 11.03     SELECTION BY TRUSTEE OF SENIOR NOTES TO BE REDEEMED

                  If less than all the Senior Notes of any series are to be redeemed (unless all the Senior Notes of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Senior Note), the particular Senior Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Senior Notes of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Senior Note of such series, provided that the unredeemed portion of the principal amount of any Senior Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Senior Note. If less than all the Senior Notes of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Senior Note), the particular Senior Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Senior Notes of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Senior Notes selected for redemption and, in the case of any Senior Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Senior Note, whether such Senior Note is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Senior Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Senior Note.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Senior Notes shall relate, in the case of any Senior Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Senior Notes which has been or is to be redeemed.

SECTION 11.04     NOTICE OF REDEMPTION

                  Notice of redemption shall be given in the manner provided in
Section 1.06 to the Holders of Senior Notes to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                  All notices of redemption shall state:

                  (1)   the Redemption Date,

                  (2)   the Redemption Price,



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                  (3)   if less than all the Outstanding Senior Notes of any
series consisting of more than a single Senior Note are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Senior Notes to be redeemed and, if less than all the Outstanding Senior Notes of any series consisting of a single Senior Note are to be redeemed, the principal amount of the particular Senior Note to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Senior Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Senior Notes are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Senior Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.05     DEPOSIT OF REDEMPTION PRICE

                  Except as otherwise provided in a supplemental indenture pursuant to Section 3.01, prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or its Affiliate is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of and accrued and unpaid interest, if any, on all the Senior Notes which are to be redeemed on that date.

SECTION 11.06     SENIOR NOTES PAYABLE ON REDEMPTION DATE

                  Notice of redemption having been given as aforesaid, the Senior Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued and unpaid interest thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Senior Notes shall cease to bear interest. Upon surrender of any such Senior Note for redemption in accordance with such notice, such Senior Note shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any; provided, however, that, except as otherwise provided in a supplemental indenture pursuant to Section 3.01, installments of interest on Senior Notes whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Senior Notes, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.05.

                  If any Senior Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Senior Note.



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

SECTION 11.07     SENIOR NOTES REDEEMED IN PART

                  Any Senior Note that is to be redeemed only in part shall be surrendered at an office or agency of the Company therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Senior Note without service charge, a new Senior Note of the same series, Stated Maturity and original issue date of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Senior Note so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 12.01     APPLICABILITY OF ARTICLE

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Senior Notes of a series except as otherwise specified as contemplated by Section 3.01 for Senior Notes of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Senior Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Senior Notes of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Senior Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Senior Notes of any series as provided for by the terms of Senior Notes of such series.

SECTION 12.02     SATISFACTION OF SINKING FUND PAYMENTS WITH SENIOR NOTES

                  The Company (1) may deliver Outstanding Senior Notes of a series (other than any previously called for redemption), and (2) may apply as a credit Senior Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Senior Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Senior Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Senior Notes of such series required to be made pursuant to the terms of such Senior Notes as provided for by the terms of such series; provided that such Senior Notes have not been previously so credited. Such Senior Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Senior Notes for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.



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SECTION 12.03     REDEMPTION OF SENIOR NOTES FOR SINKING FUND

                  Not less than 60 days prior to each sinking fund payment date for any series of Senior Notes, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Senior Notes of that series pursuant to Section 12.02 and stating the basis for such credit and that such Senior Notes have not previously been so credited and will also deliver to the Trustee any Senior Notes to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Senior Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.04. Such notice having been duly given, the redemption of such Senior Notes shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 13.01     COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE

                  The Company may elect, at its option at any time, to have
Section 13.02 or Section 13.03 applied to any Senior Notes or any series of Senior Notes, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 13.02 or 13.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Senior Notes.

SECTION 13.02     DEFEASANCE AND DISCHARGE

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Senior Notes or any series of Senior Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Senior Notes as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Senior Notes and to have satisfied all its other obligations under such Senior Notes and this Indenture insofar as such Senior Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Senior Notes to receive, solely from the trust fund described in
Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and



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interest on such Senior Notes when payments are due, (2) the Company's obligations with respect to such Senior Notes under Sections 3.04, 3.05, 3.06,
10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Senior Notes notwithstanding the prior exercise of its option (if any) to have
Section 13.03 applied to such Senior Notes.

SECTION 13.03     COVENANT DEFEASANCE

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Senior Notes or any series of Senior Notes, as the case may be, (1) the Company shall be released from its obligations under Article Eight, Sections 10.05 through 10.09, inclusive, and any covenants provided pursuant to Section 3.01(15) (relating to covenants of the Company), 9.01(2) or 9.01(7) for the benefit of the Holders of such Senior Notes, and (2) the occurrence of any event specified in Sections 5.01(4) (with respect to any of Article Eight, Sections 10.05 through 10.09 inclusive, and any such covenants provided pursuant to Section 3.01(15) (relating to covenants of the Company), 9.01(2) or 9.01(7)) and 5.01(8) shall be deemed not to be or result in an Event of Default, in each case with respect to such Senior Notes as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Senior Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Senior Notes shall be unaffected thereby.

SECTION 13.04     CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

                  The following shall be the conditions to the application of
Section 13.02 or Section 13.03 to any Senior Notes or any series of Senior Notes, as the case may be:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Senior Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Senior Notes on the respective Stated



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

Maturities, in accordance with the terms of this Indenture and such Senior Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
(ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 13.02 apply to any Senior Notes or any series of Senior Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
(A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or
(B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Senior Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Senior Notes and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 13.03 apply to any Senior Notes or any series of Senior Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Senior Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Senior Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Senior Notes nor any other Senior Notes of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Senior Notes or any other Senior Notes shall have occurred and be continuing at the time of such deposit or, with regard to any



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such event specified in Sections 5.01(6) and (7), at any time on or prior to the
90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Senior Notes are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 13.05 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS

                  Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.04 in respect of any Senior Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Senior Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Senior Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Senior Notes.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 13.04 with respect to any Senior Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the




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Defeasance or Covenant Defeasance, as the case may be, with respect to such
Senior Notes.

SECTION 13.06     REINSTATEMENT

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Senior Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Senior Notes from which the Company has been discharged or released pursuant to Section 13.02 or 13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Senior Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.05 with respect to such Senior Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Senior Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Senior Notes to receive such payment from the money so held in trust.

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 14.01     NO RECOURSE AGAINST OTHERS

                  An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Senior Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Senior Notes.

SECTION 14.02     ASSIGNMENT; BINDING EFFECT

                  The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent, and Authenticating Agent and their respective successors and assigns.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed as of the day and year first above written.

                                   THE MONY GROUP INC.


                                   By:  /s/ Richard Daddario
                                        ---------------------------------------
                                        Name:   Richard Daddario
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                   THE CHASE MANHATTAN BANK
                                        Trustee


                                   By:   /s/ Gemmel Richards
                                        ---------------------------------------
                                        Name:   Gemmel Richards
                                        Title:  Assistant Vice President




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